UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2015

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55510	39-1937630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin	53406
(Address of principal executive offices)	(Zip Code)

(262) 636-6011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of this Current Report on Form 8-K, including Exhibits 4.1, 4.2 and 99.1 hereto, is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On November 6, 2015, CNH Industrial N.V. announced that its wholly-owned subsidiary, CNH Industrial Capital LLC (“CNH Industrial Capital”), completed its previously announced offering of $600 million in aggregate principal amount of 4.375% notes due 2020 (the “Notes”) issued at an issue price of 99.446%, pursuant to an Underwriting Agreement, dated November 3, 2015, among CNH Industrial Capital, the Guarantors (as defined below) and Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc. and RBS Securities Inc. (the “Underwriting Agreement”).

The Notes and the related guarantees were offered and sold under a registration statement on Form F-3ASR (Registration Nos. 333-206891-01, 333-206891-02, 333-206891-03), filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2015 (the “Registration Statement”). CNH Industrial Capital and the Guarantors have also filed with the SEC a prospectus supplement, dated November 3, 2015, together with the accompanying prospectus, dated September 11, 2015, in connection with the offering of the Notes and the related guarantees.

The Notes were issued pursuant to an Indenture, dated as of September 11, 2015 (the “Indenture”), among CNH Industrial Capital, CNH Industrial Capital America LLC and New Holland Credit Company, LLC (together with CNH Industrial Capital America LLC, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and an Officers’ Certificate of the Company, dated as of November 6, 2015, pursuant to Sections 2.01 and 3.01 of the Indenture (the “Officers’ Certificate”).

The Notes bear interest at a rate of 4.375% per annum and mature on November 6, 2020. Interest on the Notes will be payable semi-annually on May 6 and November 6 of each year, commencing on May 6, 2016, to the holders of record of such Notes at the close of business on April 21 or October 22, respectively, preceding such interest payment date. The Indenture contains covenants that limit, among other things, (i) CNH Industrial Capital’s ability and the ability of its restricted subsidiaries to incur secured debt or enter into sale and leaseback transactions; and (ii) CNH Industrial Capital’s ability and the ability of the Guarantors to consolidate, merge, convey, transfer or lease all or substantially all of their respective properties and assets. These covenants are subject to important exceptions and limitations.

The Notes will be redeemable, at the option of CNH Industrial Capital, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make-whole premium specified under the Officers’ Certificate.

The description set forth above is qualified in its entirety by the Underwriting Agreement, the Indenture, the Officers’ Certificate and the form of the Notes. Copies of the Underwriting Agreement, the Officers’ Certificate and the form of the Notes are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and incorporated herein by reference, and the Indenture (which contains the form of the guarantees) was filed as an Exhibit 4.9 to the Registration Statement.

A copy of the Press Release, dated November 6, 2015, “Closing of $600 million notes of CNH Industrial Capital LLC” is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated November 3, 2015, among CNH Industrial Capital, the Guarantors and Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc. and RBS Securities Inc.

Exhibit 4.1	Officers’ Certificate, dated as of November 6, 2015.

Exhibit 4.2	Form of 4.375% Note due 2020 (included in Exhibit 4.1).

Exhibit 99.1	Press Release “Closing of $600 million notes of CNH Industrial Capital LLC” dated November 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: November 6, 2015	By:	/s/ Douglas MacLeod
Douglas MacLeod
Chief Financial Officer and Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated November 3, 2015, among CNH Industrial Capital, the Guarantors and Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc. and RBS Securities Inc.

Exhibit 4.1	Officers’ Certificate, dated as of November 6, 2015.

Exhibit 4.2	Form of 4.375% Note due 2020 (included in Exhibit 4.1).

Exhibit 99.1	Press Release “Closing of $600 million notes of CNH Industrial Capital LLC” dated November 6, 2015.